UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 21, 2024

Date of Report (Date of earliest event reported)

Emo Capital, Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-54291	93-2327059
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

10409 Pacific Palisades Ave, Las Vegas, NV	89144
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (+65) 8335-6991

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant's Certifying Accountant

On May 3, 2024, the SEC issued an Order Instituting Public Administrative and Cease-and-Desist Proceedings Pursuant to Section 8A of the Securities Act of 1933, Sections 4C and 21C of the Securities Exchange Act of 1934 and Rule 102(e) of the Commission's Rules of Practice, Making Findings, and Imposing Remedial Sanctions and a Cease-and-Desist Order (the "Order"), reporting that it had settled administrative and cease-and-desist proceedings against the Company's former auditor, BF Borgers CPA PC ("BF Borgers") and its sole audit partner, Benjamin F. Borgers CPA, permanently barring BF Borgers and Mr. Borgers from appearing or practicing before the SEC as an accountant.

As a result of the Order, BF Borgers is not currently permitted to appear or practice before the SEC for the reasons described in the Order.

Effective May 14, 2024, the Company therefore dismissed BF Borgers as its auditor.

BF Borgers' reports on the financial statements of the Company for the fiscal years ended July 31, 2023, 2022, 2021, 2020, and 2019 which were audited by BF Borgers, and the Company's interim financial statements for the semni-annual fiscal year ending January 31, 2023 and the quaters ending April 30, 2021 and 2020 and the quaters ending October 31, 2020 and 2019 reviewed by BF Borgers did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles.

There have been no "disagreement" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) and no "reportable event" occurred (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended July 31, 2023, 2022, 2021, 2020 and 2019 and the subsequent interim periods up to and including the date of BF Borgers' dismissal between the Company and BF Borgers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of BF Borgers, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company's financial statements for those periods.

The Company is in conversation with several audit firms as part of the process of engaging a new independent auditing firm. At such time as a new independent auditing firm is formally chosen, the Company will file a Current Report on Form 8-K disclosing such appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMO CAPITAL, CORP.

Date: November 21, 2024	By:	/s/ Teck Heng Lim
Teck Heng Lim, President and CEO